EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 1 to the Quarterly Report of Tailwind Two Acquisition Corp. (the “Company”) on Form 10-Q for the quarterly period ended September 30, 2021, as filed with the Securities and Exchange Commission (the “Report”), I, Matthew Eby, Co-Chief Executive Officer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 23, 2021

/s/ Matthew Eby
Matthew Eby
Co-Chief Executive Officer and Chief Financial Officer
(Co-Principal Executive Officer and
Principal Financial and Accounting Officer)